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                                                                   EXHIBIT 10.20



                      AMENDMENTS EFFECTIVE JANUARY 12, 2000
                       TO THE BENEFIT EQUALIZATION PLAN OF
                             U.S. TRUST CORPORATION
                             AS AMENDED AND RESTATED
                             THROUGH JANUARY 1, 1997

     The Benefit Equalization Plan is amended effective January 12, 2000 as follows:

     1. Section 12(a) is hereby amended by adding the following sentence at the end of the Section to read as follows:

          "Notwithstanding the foregoing, at the effective time of the merger of Patriot Merger Corporation ("Merger Sub") with and into the Corporation pursuant to an Agreement and Plan of Merger dated as of January 12, 2000, by and among The Charles Schwab Corporation ("Schwab"), Merger Sub and the Corporation (the "Merger Agreement"), payment with respect to the PSU Portion of each Participant's Account shall be made to the Participant, or if the Participant has died, to his or her Beneficiary, in the form of a single payment of Schwab's common stock equivalent in value to the single sum cash payment that would otherwise be required to be made hereunder upon a Change in Control, as determined in accordance with the procedures set forth in
          Section 1.7 of the Merger Agreement."